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                                                                  EXHIBIT 10.E.1

                             AMENDMENT NO. 4 TO THE
                               EL PASO CORPORATION
                             1995 COMPENSATION PLAN
                           FOR NON-EMPLOYEE DIRECTORS


         Pursuant to Section 8.7 of the El Paso Corporation 1995 Compensation Plan for Non-Employee Directors, Amended and Restated effective as of August 1, 1998, as amended (the "Plan"), the Plan is hereby amended as follows, effective as of December 7, 2001:

         Section 8.6 shall be deleted in its entirety and replaced with the following:

         "8.6 NONASSIGNMENT

                  The right of a Participant or Beneficiary to the payment of any amounts under the Plan may not be assigned, transferred, pledged or encumbered nor shall such right or other interest be subject to attachment, garnishment, execution or other legal process, except that any right of a Participant or Beneficiary to the payment of any amounts under the Plan may be waived, released or otherwise relinquished by a Participant to enable such Participant to receive similar benefits under another plan or program maintained by the Company."

         IN WITNESS WHEREOF, El Paso Corporation has executed this document as of December 7, 2001.


                                       EL PASO CORPORATION




                                       By: /s/ Joel Richards III
                                          --------------------------------------
                                                Executive Vice President
                                           Human Resources and Administration



ATTEST:

By: /s/ David L. Siddall
   ------------------------------------
   Corporate Secretary